BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

SUITE 2700

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

February 24, 2006

TO:

Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator of the MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

ATTENTION:

Client Manager / MASL 2006-1

FACSIMILE:

1-410-715-2380

TO:

UBS AG, London

ATTENTION:

Patrick Pons

FACSIMILE:

011-44-207-317-2990

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

RE:

 Novation Confirmation

REFERENCE NUMBER(S):

FXMASL061

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.

The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.

The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	February 22, 2006
Novation Date:	February 24, 2006
Novated Amount:	USD 1,245,048.00
Transferor 1:	UBS AG, London
Transferor 2:	Bear Stearns Bank PLC
Transferee 1:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator of the MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
Transferee 2:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee 1 and Transferee 2):	The Master Agreement as defined in the New Confirmation

3.

The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Reference Loans:	The Mortgage Loans (as defined in the Pooling and Servicing Agreement)
Trade Date of Old Transaction:	January 23, 2006
Effective Date of Old Transaction:	February 24, 2006
Scheduled Termination Date of Old Transaction:	August 25, 2010

4.

 The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:	Applicable

5.

Offices:

Transferor 1:	London
Transferor 2:	Not Applicable
Transferee 1:	Not Applicable
Transferee 2:	Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

UBS AG, London By: _____________________________ Name: Title: Date: By: _____________________________ Name: Title: Date:	Bear Stearns Bank PLC By: _____________________________ Name: Title: Date:

Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator of the MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

By:  _____________________________

        Name:

        Title:

        Date:

Bear Stearns Financial Products Inc. By: _____________________________ Name: Title: Date: